PROSPECTUS SUPPLEMENT  November 16, 2001*

AXP Equity Value Fund (May 28, 1999 revised as of June 26, 2000) S-6382-99 K (6/00)

The "MANAGEMENT" section is revised as follows:

For AXP Equity Value Fund

Warren Spitz joined AEFC in 2000. He became portfolio manager of this Fund in November 2000. He also serves as portfolio manager of Equity Income Portfolio, AXP Variable Portfolio - Diversified Equity Income Fund and IDS Life Series - Equity Income Portfolio. Prior to joining AEFC, he was a portfolio manager for Prudential Global Asset Management from 1987 to 2000.


S-6382-11 A (11/00)

*Valid until next prospectus date
Destroy May 28, 2001